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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 28, 1998

                          NATIONAL STEEL CORPORATION

            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)



         1-983                                             25-0687210
(Commission File Number)                       (IRS Employer Identification No.)

4100 Edison Lakes Parkway, Mishawaka, IN                   46545-3440
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:       219-273-7000
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ITEM 5. OTHER EVENTS

National Steel Corporation issued a press release on April 28, 1998 announcing the election of Edsel D. Dunford and Hisashi Tanaka to its Board of Directors. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated April 28, 1998.




                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NATIONAL STEEL CORPORATION

                                  By: /s/ John A. Maczuzak
                                      -------------------------------------
                                      John A. Maczuzak
                                      President and Chief Operating Officer

Date: April 29, 1998